Important Notice Regarding Change in Investment Policy

January 22, 2016

DREYFUS SHORT DURATION BOND FUND

Supplement to Summary Prospectus and Statutory Prospectus
dated April 1, 2015

The fund's board has approved, effective on or about April 1, 2016, removing (1) the fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics), and (2) the word "Bond" from its name. These changes will be made whether or not fund shareholders approve changes to the fund's investment objective and investment policy regarding industry concentration, which are described in the Supplement to the fund's Summary Prospectus and Statutory Prospectus dated December 10, 2015 and the Proxy Statement sent to shareholders of record as of January 7, 2016.

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0542STK0116